Acquisition of Topone - Schedule of Fair Value of Identifiable Net Assets (Details) - Acquisition of Topone [Member] ¥ in Thousands	Mar. 24, 2025 CNY (¥)
ASSETS
Cash, cash equivalents	¥ 477
Total assets	477
Liabilities:
Accrued expenses and other current liabilities	43
Total liabilities	43
Net tangible assets	¥ 434